UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2011 (March 28, 2011)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 28, 2011, Hertz Global Holdings, Inc. (the “Company”), investment funds associated with Clayton, Dubilier & Rice, LLC, The Carlyle Group and Bank of America Merrill Lynch (collectively, the “Selling Stockholders”) and Goldman, Sachs & Co. (“Goldman, Sachs”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Stockholders sold 50,000,000 shares of the Company’s common stock (the “Offering”).

This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into the registration statement for the Offering. A copy of the Underwriting Agreement has been attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On March 28, 2011, certain amendments to the Amended and Restated By-Laws, effective as of August 12, 2009 (the “By-Laws”) of the Company were approved by the Company’s board of directors (the “Board”) and became effective as of the closing of the Offering on March 31, 2011.  The amendments modified the By-Laws in the following principal respects:

•                  Section 3.01 of the By-Laws (Committees:  How Constituted) is amended to provide that the Board shall have an Executive Committee, a Compensation, Nominating and Governance Committee and an Audit Committee;

•                  Section 3.02 of the By-Laws (Committees:  Powers) is amended by replacing each reference to the “Executive and Governance Committee” with the words “Executive Committee”; and

•                  Section 4.03 of the By-Laws (Officers:  Salaries) is amended by replacing each reference to the “Compensation Committee” with the words “Compensation, Nominating and Governance Committee”.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, effective as of March 31, 2011, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

1.1

Underwriting Agreement, dated March 28, 2011, among Hertz Global Holdings, Inc., Clayton, Dubilier & Rice Fund VII, L.P., CDR CCMG Co-Investor L.P., CD&R Parallel Fund VII, L.P., Carlyle Partners IV, L.P., CEP II U.S. Investments, L.P., CP IV Coinvestment, L.P., CEP II Participations S.ár.l. SICAR, ML Global Private Equity Fund, L.P., Merrill Lynch Ventures L.P. 2001, ML Hertz Co-Investor, L.P., CMC-Hertz Partners, L.P. and Goldman, Sachs & Co., as underwriter

3.2	Amended and Restated By-Laws, effective as of March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President and Chief Financial Officer

Date: April 1, 2011